Exhibit 99.1
P.F. CHANG’S CHINA BISTRO, INC.
P.F. CHANG’S REPORTS FINAL FOURTH QUARTER EARNINGS
SCOTTSDALE, ARIZONA, (February 13, 2008) — P.F. Chang’s China Bistro, Inc. (NASDAQ: PFCB) today reported final consolidated income from continuing operations of $9.3 million for the fourth quarter ended December 30, 2007 compared to $9.0 million for the fourth quarter of the prior year. Net income for the fourth quarter of fiscal 2007 totaled $7.0 million compared to $8.8 million for the fourth quarter of the prior year. Net income for both years includes a loss from discontinued operations related to the Company’s previously announced decision to exit operation of its Taneko business, including a $3.1 million pretax asset impairment charge recognized during the fourth quarter of fiscal 2007.
Income from continuing operations per diluted share for the fourth quarter of fiscal 2007 was $0.37 compared to $0.35 for the fourth quarter of the prior year. Net income per diluted share was $0.28 compared to $0.34 in the prior year. The primary driver of the decline in net income per diluted share was the $0.08 asset impairment charge impact noted above.

(000 except per share data)
	4Q07	4Q06
Revenues	$291,933	$251,246
Income from continuing operations	$9,252	$9,036
Net income	$7,046	$8,765
Income from continuing operations per diluted share	$0.37	$0.35
Net income per diluted share	$0.28	$0.34
Weighted average shares — diluted	25,257	25,893
Final fourth quarter consolidated results were higher than the Company’s updated earnings guidance provided on January 11, 2008 primarily due to a lower than anticipated effective tax rate. Additionally, revenues reflected above for the fourth quarter of both fiscal 2007 and 2006 have been updated compared to amounts previously reported to reflect Taneko as a discontinued operation.
2008 Expectations
The Company expects to open 17 new Bistro restaurants and 25 new Pei Wei restaurants during fiscal 2008. Consolidated revenues are expected to increase 13 to 14 percent and income from continuing operations per share is expected to range from $1.32 to $1.38 for fiscal 2008.
Additionally, beginning in 2008, the Company will no longer pre-release quarterly revenue results; however, revenue detail will be included in quarterly earnings releases. The Company will continue to provide detailed historical results in each earnings release, as well as any updates to earnings guidance, but will no longer provide a detailed forecast.

The Company is hosting a conference call today at 12:00 pm ET in which management will provide further details on the fourth quarter results. A webcast of the call can be accessed through the company’s website at http://www.pfcb.com.
P.F. Chang’s China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility.
Note with respect to non-GAAP financial measures contained within Supplemental Financial Information
In addition to using GAAP results in evaluating the Company’s business, management measures restaurant operating income to assess the performance of its existing restaurant concepts. Restaurant operating income includes all ongoing costs related to operating the Company’s restaurants but excludes preopening expenses and partner investment expense. Because these costs are solely related to expansion of the Company’s business, they make an accurate assessment of the health of its ongoing operations more difficult and are therefore excluded. Additionally, general and administrative expenses are excluded in the concept level presentation as these costs do not directly relate to restaurant operations. As the Company’s expansion is funded entirely from its ongoing restaurant operations, restaurant operating income is a primary consideration when determining whether and when to open additional restaurants. The non-GAAP financial information presented herein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Please see the non-GAAP to GAAP reconciliation at the bottom of pages 5 through 7 of this press release for a reconciliation of restaurant operating income to the most directly comparable GAAP measure, income from operations.
Note with respect to forward looking statements
The statements contained in this press release that are not purely historical, including the Company’s estimates of its earnings, are forward-looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the company’s ability to locate acceptable restaurant sites; open new restaurants and operate its restaurants profitably; the company’s ability to hire, train and retain skilled management and other personnel; the company’s ability to access sufficient financing on acceptable terms; changes in consumer tastes and trends; customer acceptance of new concepts; national, regional and local economic and weather conditions; changes in costs related to food, utilities and labor; and other risks described in the company’s recent SEC filings.

Contact: P.F. Chang’s China Bistro, Inc.		(480) 888-3000

Media:	Laura Cherry	laura.cherry@pfcb.com
Investor:	Mark Mumford	mark.mumford@pfcb.com

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended
	December 30,	December 31,
	2007	2006
Revenues	$291,933	$251,246
Costs and expenses:
Cost of sales	80,450	68,580
Labor	97,100	81,248
Operating	46,913	38,814
Occupancy	16,727	13,819
General & administrative	17,604	14,796
Depreciation & amortization	16,005	12,289
Preopening expense	4,209	4,357
Partner investment expense	(72)	1,759

Total costs and expenses	278,936	235,662

Income from operations	12,997	15,584
Interest and other income (expense), net	(612)	(89)
Minority interest	(593)	(2,113)

Income before provision for income taxes	11,792	13,382
Provision for income taxes	(2,540)	(4,346)

Income from continuing operations	9,252	9,036
Loss from discontinued operations, net of tax	(2,206)	(271)

Net income	$7,046	$8,765

Basic net income per share:
Income from continuing operations	$0.37	$0.36
Loss from discontinued operations, net of tax	(0.09)	(0.01)

Net income	$0.28	$0.35

Diluted net income per share:
Income from continuing operations	$0.37	$0.35
Loss from discontinued operations, net of tax	(0.09)	(0.01)

Net income	$0.28	$0.34

Weighted average shares used in computation - basic	24,923	25,269
Weighted average shares used in computation - diluted	25,257	25,893

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	52 Weeks Ended
	December 30,	December 31,
	2007	2006
Revenues	$1,092,722	$936,864
Costs and expenses:
Cost of sales	299,713	256,259
Labor	368,059	309,774
Operating	173,993	146,247
Occupancy	63,111	52,408
General & administrative	66,968	56,030
Depreciation & amortization	56,832	44,793
Preopening expense	14,983	12,286
Partner investment expense	(2,012)	4,371

Total costs and expenses	1,041,647	882,168

Income from operations	51,075	54,696
Interest and other income (expense), net	(100)	1,315
Minority interest	(4,169)	(8,116)

Income before provision for income taxes	46,806	47,895
Provision for income taxes	(11,563)	(13,712)

Income from continuing operations	35,243	34,183
Loss from discontinued operations, net of tax	(3,180)	(930)

Net income	$32,063	$33,253

Basic net income per share:
Income from continuing operations	$1.38	$1.31
Loss from discontinued operations, net of tax	(0.12)	(0.04)

Net income	$1.26	$1.28

Diluted net income per share:
Income from continuing operations	$1.36	$1.28
Loss from discontinued operations, net of tax	(0.12)	(0.03)

Net income	$1.24	$1.24

Weighted average shares used in computation - basic	25,473	26,075
Weighted average shares used in computation - diluted	25,899	26,737

P.F. Chang’s China Bistro, Inc.
Supplemental Financial Information

	2005	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	3Q07	4Q07	2007
Units	208	214	225	239	259	259	269	283	299	316	316
Sales weeks	9,497	2,751	2,840	3,003	3,254	11,848	3,425	3,588	3,776	4,060	14,849
AWS	85,201	83,102	79,571	76,931	77,211	79,074	76,988	74,365	71,579	71,905	73,589

Revenues	809,153	228,613	225,981	231,024	251,246	936,864	263,684	266,823	270,282	291,933	1,092,722

Operating costs
Cost of sales	224,634	63,440	61,285	62,954	68,580	256,259	72,632	72,766	73,865	80,450	299,713
Labor	266,243	76,937	75,380	76,209	81,248	309,774	88,863	90,307	91,789	97,100	368,059
Operating	122,247	34,841	36,210	36,382	38,814	146,247	41,066	42,198	43,816	46,913	173,993
Occupancy	42,793	12,493	12,725	13,371	13,819	52,408	14,853	15,561	15,970	16,727	63,111
Minority interest	8,227	2,022	2,033	1,948	2,113	8,116	1,647	1,121	808	593	4,169
Depreciation & amortization	36,950	10,355	10,565	11,584	12,289	44,793	12,578	13,500	14,749	16,005	56,832
Restaurant operating income	108,059	28,525	27,783	28,576	34,383	119,267	32,045	31,370	29,285	34,145	126,845

Development costs
Preopening expenses	9,245	1,669	2,701	3,559	4,357	12,286	2,539	3,296	4,939	4,209	14,983
Partner investment expense	4,800	200	925	1,487	1,759	4,371	(1,401)	(468)	(71)	(72)	(2,012)

Other expenses
General and administrative	41,117	13,035	13,820	14,379	14,796	56,030	16,494	15,684	17,186	17,604	66,968
Interest and other (income) expense, net	(1,841)	(492)	(568)	(344)	89	(1,315)	(343)	(179)	10	612	100
Provision for income taxes	16,942	4,151	2,611	2,604	4,346	13,712	3,998	3,407	1,618	2,540	11,563
Income from continuing operations	37,796	9,962	8,294	6,891	9,036	34,183	10,758	9,630	5,603	9,252	35,243
Loss from discontinued operations, net of tax	—	(149)	(205)	(305)	(271)	(930)	(293)	(353)	(328)	(2,206)	(3,180)
Net income	37,796	9,813	8,089	6,586	8,765	33,253	10,465	9,277	5,275	7,046	32,063

Income from continuing operations per FDS	$1.40	$0.37	$0.30	$0.26	$0.35	$1.28	$0.41	$0.37	$0.21	$0.37	$1.36

Fully diluted shares (FDS)	27,000	27,239	27,258	26,558	25,893	26,737	26,046	26,129	26,105	25,257	25,899

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.8%	27.7%	27.1%	27.2%	27.3%	27.4%	27.5%	27.3%	27.3%	27.6%	27.4%
Labor	32.9%	33.7%	33.4%	33.0%	32.3%	33.1%	33.7%	33.8%	34.0%	33.3%	33.7%
Operating	15.1%	15.2%	16.0%	15.7%	15.4%	15.6%	15.6%	15.8%	16.2%	16.1%	15.9%
Occupancy	5.3%	5.5%	5.6%	5.8%	5.5%	5.6%	5.6%	5.8%	5.9%	5.7%	5.8%
Minority interest	1.0%	0.9%	0.9%	0.8%	0.8%	0.9%	0.6%	0.4%	0.3%	0.2%	0.4%
Depreciation & amortization	4.6%	4.5%	4.7%	5.0%	4.9%	4.8%	4.8%	5.1%	5.5%	5.5%	5.2%

Restaurant operating income	13.4%	12.5%	12.3%	12.4%	13.7%	12.7%	12.2%	11.8%	10.8%	11.7%	11.6%

Preopening expenses	1.1%	0.7%	1.2%	1.5%	1.7%	1.3%	1.0%	1.2%	1.8%	1.4%	1.4%
Partner investment expense	0.6%	0.1%	0.4%	0.6%	0.7%	0.5%	(0.5%)	(0.2%)	(0.0%)	(0.0%)	(0.2%)
General and administrative	5.1%	5.7%	6.1%	6.2%	5.9%	6.0%	6.3%	5.9%	6.4%	6.0%	6.1%
Interest and other (income) expense, net	-0.2%	-0.2%	-0.3%	-0.1%	0.0%	(0.1%)	(0.1%)	(0.1%)	0.0%	0.2%	0.0%
Provision for income taxes	2.1%	1.8%	1.2%	1.1%	1.7%	1.5%	1.5%	1.3%	0.6%	0.9%	1.1%

Income from continuing operations	4.7%	4.4%	3.7%	3.0%	3.6%	3.6%	4.1%	3.6%	2.1%	3.2%	3.2%

Loss from discontinued operations, net of tax	0.0%	(0.1%)	(0.1%)	(0.1%)	(0.1%)	(0.1%)	(0.1%)	(0.1%)	(0.1%)	(0.8%)	(0.3%)

Net income	4.7%	4.3%	3.6%	2.9%	3.5%	3.5%	4.0%	3.5%	2.0%	2.4%	2.9%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	108,059	28,525	27,783	28,576	34,383	119,267	32,045	31,370	29,285	34,145	126,845
Add: Minority interest	8,227	2,022	2,033	1,948	2,113	8,116	1,647	1,121	808	593	4,169
Less: General and administrative	(41,117)	(13,035)	(13,820)	(14,379)	(14,796)	(56,030)	(16,494)	(15,684)	(17,186)	(17,604)	(66,968)
Less: Preopening expenses	(9,245)	(1,669)	(2,701)	(3,559)	(4,357)	(12,286)	(2,539)	(3,296)	(4,939)	(4,209)	(14,983)
Less: Partner investment expense	(4,800)	(200)	(925)	(1,487)	(1,759)	(4,371)	1,401	468	71	72	2,012

Income from operations	61,124	15,643	12,370	11,099	15,584	54,696	16,060	13,979	8,039	12,997	51,075

Note: Consolidated results include the impact of Shared Services and Other as well as the Bistro and Pei Wei concepts

Concept: P.F. Chang’s China Bistro
Supplemental Financial Information

	2005	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	3Q07	4Q07	2007
Units	131	133	137	142	152	152	153	157	162	172	172
Sales weeks	6,266	1,720	1,751	1,796	1,920	7,187	1,979	2,028	2,078	2,204	8,289
AWS	107,757	108,677	104,914	102,930	104,713	105,265	104,592	102,615	100,325	102,514	102,486
Revenues	675,204	186,924	183,705	184,914	201,091	756,634	207,028	208,174	208,544	225,997	849,743

Operating costs
Cost of sales	187,073	51,771	49,810	50,131	54,855	206,567	56,781	56,696	56,943	62,158	232,578
Labor	221,126	62,652	60,753	59,959	63,733	247,097	69,312	69,827	69,946	73,834	282,919
Operating	100,199	27,897	28,653	28,306	30,609	115,465	31,684	32,194	32,981	35,004	131,863
Occupancy	34,700	9,859	9,928	10,307	10,589	40,683	11,217	11,598	11,739	12,505	47,059
Minority interest	7,118	1,733	1,753	1,717	1,790	6,993	1,333	837	599	582	3,351
Depreciation & amortization	30,093	8,096	8,220	8,831	9,304	34,451	9,483	10,054	10,861	11,896	42,294
Restaurant operating income	94,895	24,916	24,588	25,663	30,211	105,378	27,218	26,968	25,475	30,018	109,679

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.7%	27.7%	27.1%	27.1%	27.3%	27.3%	27.4%	27.2%	27.3%	27.5%	27.4%
Labor	32.7%	33.5%	33.1%	32.4%	31.7%	32.7%	33.5%	33.5%	33.5%	32.7%	33.3%
Operating	14.8%	14.9%	15.6%	15.3%	15.2%	15.3%	15.3%	15.5%	15.8%	15.5%	15.5%
Occupancy	5.1%	5.3%	5.4%	5.6%	5.3%	5.4%	5.4%	5.6%	5.6%	5.5%	5.5%
Minority interest	1.1%	0.9%	1.0%	0.9%	0.9%	0.9%	0.6%	0.4%	0.3%	0.3%	0.4%
Depreciation & amortization	4.5%	4.3%	4.5%	4.8%	4.6%	4.6%	4.6%	4.8%	5.2%	5.3%	5.0%

Restaurant operating income	14.1%	13.3%	13.4%	13.9%	15.0%	13.9%	13.1%	13.0%	12.2%	13.3%	12.9%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	94,895	24,916	24,588	25,663	30,211	105,378	27,218	26,968	25,475	30,018	109,679
Add: Minority interest	7,118	1,733	1,753	1,717	1,790	6,993	1,333	837	599	582	3,351
Less: General and administrative	(15,512)	(5,117)	(5,319)	(4,773)	(5,294)	(20,503)	(5,927)	(5,907)	(5,990)	(5,944)	(23,768)
Less: Preopening expenses	(6,028)	(1,066)	(1,575)	(2,355)	(3,008)	(8,004)	(1,256)	(1,790)	(2,974)	(2,992)	(9,012)
Less: Partner investment expense	(3,526)	(426)	(570)	(956)	(1,523)	(3,475)	1,926	753	433	246	3,358

Income from operations	76,947	20,040	18,877	19,296	22,176	80,389	23,294	20,861	17,543	21,910	83,608

Concept: Pei Wei Asian Diner
Supplemental Financial Information

	2005	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	3Q07	4Q07	2007
Units	77	81	88	97	107	107	116	126	137	144	144
Sales weeks	3,231	1,031	1,089	1,207	1,334	4,661	1,446	1,560	1,698	1,856	6,560
AWS	41,457	40,435	38,822	38,201	37,598	38,668	39,177	37,592	36,359	35,523	37,037
Revenues	133,949	41,689	42,276	46,110	50,155	180,230	56,656	58,649	61,738	65,936	242,979

Operating costs
Cost of sales	37,561	11,669	11,475	12,823	13,725	49,692	15,851	16,070	16,922	18,292	67,135
Labor	45,117	14,285	14,627	16,250	17,515	62,677	19,551	20,480	21,843	23,266	85,140
Operating	22,048	6,944	7,557	8,076	8,205	30,782	9,382	10,004	10,835	11,909	42,130
Occupancy	8,093	2,634	2,797	3,064	3,230	11,725	3,636	3,963	4,231	4,222	16,052
Minority interest	1,109	289	280	231	323	1,123	314	284	209	11	818
Depreciation & amortization	5,977	1,979	2,064	2,454	2,708	9,205	2,823	3,164	3,417	3,718	13,122
Restaurant operating income	14,044	3,889	3,476	3,212	4,449	15,026	5,099	4,684	4,281	4,518	18,582

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	28.0%	28.0%	27.1%	27.8%	27.4%	27.6%	28.0%	27.4%	27.4%	27.7%	27.6%
Labor	33.7%	34.3%	34.6%	35.2%	34.9%	34.8%	34.5%	34.9%	35.4%	35.3%	35.0%
Operating	16.5%	16.7%	17.9%	17.5%	16.4%	17.1%	16.6%	17.1%	17.5%	18.1%	17.3%
Occupancy	6.0%	6.3%	6.6%	6.6%	6.4%	6.5%	6.4%	6.8%	6.9%	6.4%	6.6%
Minority interest	0.8%	0.7%	0.7%	0.5%	0.6%	0.6%	0.6%	0.5%	0.3%	0.0%	0.3%
Depreciation & amortization	4.5%	4.7%	4.9%	5.3%	5.4%	5.1%	5.0%	5.4%	5.5%	5.6%	5.4%

Restaurant operating income	10.5%	9.3%	8.2%	7.0%	8.9%	8.3%	9.0%	8.0%	6.9%	6.9%	7.6%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	14,044	3,889	3,476	3,212	4,449	15,026	5,099	4,684	4,281	4,518	18,582
Add: Minority interest	1,109	289	280	231	323	1,123	314	284	209	11	818
Less: General and administrative	(6,907)	(2,299)	(2,485)	(2,276)	(2,327)	(9,387)	(3,030)	(2,878)	(3,342)	(3,049)	(12,299)
Less: Preopening expenses	(3,217)	(603)	(1,126)	(1,204)	(1,350)	(4,283)	(1,283)	(1,506)	(1,965)	(1,217)	(5,971)
Less: Partner investment expense	(1,274)	226	(355)	(531)	(236)	(896)	(525)	(285)	(362)	(174)	(1,346)

Income from operations	3,755	1,502	(210)	(568)	859	1,583	575	299	(1,179)	89	(216)